Exhibit 10.5

                                 AMENDMENT NO. 1



     AMENDMENT NO. 1, dated as of November 15, 2002 (this "Amendment"), to the Credit Agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, as further amended and restated as of June 29, 1999 and as further amended and restated as of March 25, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among FOAMEX L.P. (the "Borrower"), FMXI, INC. ("FMXI"), the financial institutions party thereto from time to time as lenders (the "Lenders"), the financial institutions party thereto from time to time as issuing banks (the "Issuing Banks"), CITICORP USA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders and the Issuing Banks, and THE BANK OF NOVA SCOTIA, as funding agent and as syndication agent for the Lenders and the Issuing Banks. Capitalized terms used herein, but not otherwise defined herein, have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Requisite Lenders have agreed to amend the Credit Agreement subject to the terms and conditions of this Amendment;

     NOW THEREFORE,  in  consideration  of the foregoing  premises and for other
good  and  valuable   consideration,   the   sufficiency   of  which  is  hereby
acknowledged, the parties hereto agree to the following:

     1. Defined Terms. Capitalized terms used herein, but not defined herein, have the respective meanings ascribed thereto in the Credit Agreement.

     2. Amendments. As of the Effective Date (as defined below):

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto in their proper alphabetical order:

          (i) "'Account Debtor' has the meaning given to such term in the UCC."

          (ii) "'Accounts Receivable' means, at any time, (a) the aggregate book value of the Borrower's and its Subsidiaries' accounts receivable, net of allowances, as set forth in the line item of the Current Balance Sheet entitled `Accounts Receivable' or (b) if the Borrower has delivered a supplemental Borrowing Base Certificate pursuant to the proviso to Section 7.01(g), the sum of the aggregate book value of (i) the Borrower's and its Domestic Subsidiaries' outstanding trade receivables reflected on the Borrower's most recently available aged trial balance reports, net of the amount of allowances with respect to accounts receivable reflected on the Current Balance Sheet and (ii) the Borrower's Non-Domestic Subsidiaries' accounts receivable included in the line item of the Current Balance Sheet entitled `Accounts Receivable.'"

          (iii) "'Borrowing Base' means, at any time, the sum of (a) 65% of the aggregate amount of the Accounts Receivable, (b) 50% of the amount of the Inventory and (c)(i) $85,000,000 less (ii) an amount equal to the sum of
     (A) the aggregate amount of voluntary prepayments of Term Loans made by the Borrower pursuant to Section 3.01(a) and (B) the aggregate amount of mandatory prepayments of Term Loans made by the Borrower pursuant to
     Section 3.01(b) (excluding the amount of any prepayment made pursuant to Section 3.01(b)(i) to the extent attributable to the Net Cash Proceeds of Sale from the sale of Accounts Receivable or Inventory); provided, however, that in no event shall the amount in this clause (c) be less than zero."

          (iv) "'Borrowing Base Certificate' means a certificate substantially in the form of Exhibit J, to be executed by the Borrower and delivered to the Administrative Agent pursuant to Section 7.01(g), that sets forth the calculations used in determining the Borrowing Base at such time."

          (v) "'Current Balance Sheet' means, at any time, the Borrower's most recent consolidated balance sheet delivered to the Administrative Agent pursuant to Section 7.01(a)."

          (vi) "'Domestic Subsidiary' means any Subsidiary of the Borrower that is organized under the laws of any state of the United States or the District of Columbia."

          (vii) "'Inventory' means, at any time, the aggregate book value of the Borrower's and its Subsidiaries' inventory as set forth in the line item of the Current Balance Sheet entitled `Inventories.'"

          (viii) "'Maximum  Revolving  Credit' means, at any time, the lesser of
     (a) the Commitments in effect at such time and (b)(i) the Borrowing Base at such time minus (ii) the aggregate principal amount of Term Loans outstanding at such time."

          (ix) "'Non-Domestic Subsidiary'" means any Subsidiary of the Borrower that is not a Domestic Subsidiary."

          (x) "'Responsible Officer' means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person, but in any event, with respect to financial matters, the chief financial officer, treasurer or controller (or any officer having substantially similar responsibilities as any of the foregoing) of such Person."

     (b) The definition of "EBDAIT" in Section 1.01 of the Credit Agreement is hereby amended by adding before the semicolon at the end of clause (a)(vi) of such definition the following clause: "plus (vii) the cash portion of the restructuring and other charges recorded in the fourth Fiscal Quarter of 2002 in an aggregate amount not to exceed $9,250,000".

     (c) The definition of "Net Worth" in Section 1.01 the Credit Agreement is hereby amended by adding the designation "(w)" after the phrase "consolidated assets" in clause (iii) of such definition and by adding the following clauses at the end of such definition: ", (x) charges for goodwill impairment in accordance with Financial Accounting Standards Nos. 141 and 142, (y) charges for asset impairments in accordance with Financial Accounting Standard No. 144 and
(z) the restructuring and other charges recorded in the fourth Fiscal Quarter of 2002 in an aggregate amount not to exceed $10,000,000".

     (d) The definition of "Revolving Loan Commitment  Availability"  in Section
1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following definition:

          "'Revolving Loan Commitment Availability' means, at any time, the lesser of (a)(i) the Commitments then in effect minus
     (ii) the Revolving Credit Obligations outstanding at such time and (b)(i) the Borrowing Base at such time minus (ii) the sum of
     (A) the Revolving Credit Obligations outstanding at such time and
     (B) the aggregate principal amount of the Term Loans outstanding at such time."

     (e) Section 2.03(a)(ii)(A) of the Credit Agreement is hereby amended by deleting in clause (II) thereof the phrase "Revolving Loan Commitment Amount" and inserting in lieu thereof the phrase "Maximum Revolving Credit".

     (f) Section 2.03(d)(i)(B) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          "For the avoidance of doubt, Reimbursement Obligations not paid on or before the Reimbursement Date shall bear interest after the Reimbursement Date, until such Reimbursement Obligations are paid in full, at a rate equal to the default rate then applicable to Base Rate Loans."

     (g) The Credit Agreement is hereby amended by adding the following new clause (vii) to Section 3.01(b) thereof.

          "(vii) If at any time,  the  aggregate  amount of  Revolving
     Credit Obligations outstanding exceeds the Maximum Revolving Credit at such time, the Borrower shall promptly (and in any event, within one Business Day) first prepay the outstanding Swing Loans and then prepay the outstanding Revolving Loans in an aggregate amount equal to the lesser of (A) such excess and (B) the aggregate of Revolving Loans and Swing Loans each then outstanding. If any such excess remains after repayment in full of the aggregate outstanding Swing Loans and Revolving Loans, the Borrower shall provide Cash Collateral in respect of outstanding Letter of Credit Obligations in an amount equal to the lesser of
     (x) such remaining excess and (y) the amount of Letter of Credit Obligations then outstanding."

     (h) Section 4.03(c) of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the phrase "less one-eighth of one percent (0.125%)": "(including any and all adjustments to such Application Margin made in accordance with the definition thereof)".

     (i) The Credit Agreement is hereby amended by adding the following new paragraph (e) to Section 5.02 thereof:

          "(e) A Potential Event of Default with respect to the Borrower's obligations under Section 7.01(g) shall not have occurred and be continuing. After giving effect to the Revolving Loans requested by the Borrower to be made or the Letter of Credit requested by the Borrower to be issued, as applicable, on any such date and the use of proceeds thereof, the outstanding Revolving Credit Obligations shall not exceed the Maximum Revolving Credit at such time."

     (j) Section 7.01(d) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding anything in the foregoing clause (ii) to the contrary, the Borrower shall deliver to the Administrative Agent and the Lenders its Compliance Certificate for Fiscal Year 2002 no later than March 31, 2003; provided, however, that nothing in this sentence shall require the Borrower to deliver to the Administrative Agent and the Lenders its Form 10-K, financial statements and other documents for Fiscal Year 2002 required to be delivered pursuant to Section 7.01(c) earlier than what would otherwise be required under Section 7.1(c)."

     (k) The Credit Agreement is hereby amended by adding the following new clause (g) to Section 7.01 thereof:

          "(g) Borrowing Base Certificate. Together with each delivery of financial statements pursuant to Section 7.01(a), a Borrowing Base Certificate executed by a Responsible Officer of the Borrower setting forth the information required thereby with respect to the last day of the applicable Fiscal Month; provided, however, that the Borrower may deliver to the Administrative Agent at any time thereafter an updated Borrowing Base Certificate executed by a Responsible Officer of the Borrower setting forth the Accounts Receivable referred to in clause (b) of the definition thereof."

     (l) The Credit  Agreement  is hereby  amended by adding the  following  new
Section 8.16 thereto:

          "8.16 Borrowing Base Determination.

               (a) The Borrower shall furnish to the Administrative Agent any information which the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts Receivable referred to therein.

               (b) The Borrower shall promptly notify the Administrative Agent in writing in the event that at any time the Borrower receives or otherwise gains knowledge that
          (i) the Borrowing Base is less than 90% of the Borrowing Base reflected in the most recent Borrowing Base Certificate delivered pursuant to Section 7.01(g) or that (ii) the outstanding Revolving Credit Obligations exceed the Maximum Revolving Credit.

               (c) The Administrative Agent may, at the Borrower's sole cost and expense, make test verifications of the Accounts Receivable and physical verifications of the Inventory in any manner and through any medium that the Administrative Agent considers advisable, and the Borrower shall furnish all such assistance and information as the Administrative Agent may require in connection therewith."

     (m) Section 9.18 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

          "9.18. Transaction Documents. Other than the Transaction Documents containing the terms and provisions of the Permitted Subordinated Indebtedness, the Senior Secured Notes and the Transaction Documents with respect to Hedging Obligations, foreign exchange contracts or cash management obligations (other than deposit account control agreements, lockbox agreements or other similar third-party agreements entered into pursuant to the terms of the Loan Documents among the Borrower or any of its Subsidiaries, the Collateral Agent and a financial institution where the Borrower or such Subsidiary maintains a deposit account for the purposes of perfecting the Collateral Agent's Lien on such deposit account), none of the Credit Parties shall amend, supplement or otherwise modify the Transaction Documents or cause the Transaction Documents to be amended, supplemented or otherwise modified without the prior written consent of the Requisite Lenders, except for such amendments, supplements or other modifications deemed by the Administrative Agent to be immaterial or not adverse to the interests of the Lenders."

     (n) Article X of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the new Article X set forth on Schedule A hereto.

     (o) The Credit Agreement is hereby amended by adding a new Exhibit J thereto in the form attached hereto as Schedule B.

     3. Amendment Fees. During the period between the Effective Date and November 15, 2002, in consideration for its approval of this Amendment, each Lender that executes and delivers to the Administrative Agent its signature page to this Amendment shall receive a fee equal to 1.0% of the sum of (a) its Commitment and (b) the principal amount of its Term Loans outstanding on the Effective Date (collectively, the "Amendment Fees").

     4. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when the conditions precedent set forth on Exhibit A hereto are satisfied.

     5. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by such party, (b) assuming the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof and (c) the representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

     6. Reference to and Effect on the Credit Agreement and the Other Loan Documents. Except as specifically amended herein, the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. In furtherance of the foregoing, (a) Foamex International reaffirms the terms and conditions of the Foamex International Guaranty and acknowledges and agrees that the Foamex International Guaranty remains in full force and effect and is hereby reaffirmed, ratified and confirmed and (b) FMXI and each of the Subsidiary Guarantors reaffirms the terms and conditions of the Guaranty and acknowledges and agrees that the Guaranty remains in full force and effect and is hereby reaffirmed, ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of the Administrative Agent, the Issuing Banks or the Lenders under any of the Loan Documents, nor constitute an amendment, waiver or modification of any other provisions of the Loan Documents. This Amendment shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

     7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. Fees, Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.02 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto.

     9. Counterparts and Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. The headings of this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration when interpreting, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                    CITICORP USA, INC., as Administrative Agent
                                      and as a Lender


                                    By:  /s/ James R. Williams
                                         ------------------------------
                                         Name:  James R. Williams
                                         Title: Vice President


                      [Signature Page to Amendment No. 1]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                    CITIBANK N.A., as Issuing Bank


                                    By:  /s/ James R. Williams
                                         ------------------------------
                                         Name:  James R. Williams
                                         Title: Vice President


                      [Signature Page to Amendment No. 1]

                                    THE BANK OF NOVA SCOTIA, as a Lender
                                      and as an Issuing Bank


                                    By:  /s/ Todd S. Meller
                                         ------------------------------
                                         Name:  Todd S. Meller
                                         Title: Managing Director

                      [Signature Page to Amendment No. 1]

                                    LENDER:

                                    AVALON CAPITAL LTD. 2
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory


                                    LENDER:

                                    CERES II FINANCE LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Sub-Managing Agent (Financial)


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory


                                    LENDER:

                                    CHARTER VIEW PORTFOLIO
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory


                                    LENDER:

                                    AMARA 2 FINANCE, LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Financial Manager


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory



                     [Signature Page to Amendment No. 1]

                                    LENDER:

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1 LTC.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Subadvisor


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory

                                    LENDER:

                                    CERES FINANCE LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Sub-Managing Agent


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory


                                    LENDER:

                                    STRATA FUNDING LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Sub-Managing Agent


                                    By:  /s/ Gregory Stoeckle
                                         ------------------------------
                                         Name:  Gregory Stoeckle
                                         Title: Authorized Signatory


                                    LENDER:

                                    ING PRIME RATE TRUST
                                    By:  ING Investments, LLC
                                         as its investment manager


                                    By:  /s/ Charles E. LeMieux, CFS
                                         ------------------------------
                                         Name:  Charles E. LeMieux, CFS
                                         Title: Vice President

                                    LENDER:

                                    KATONAH III, LTD.
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Ralph Della Rocca
                                         ------------------------------
                                         Name:  Ralph Della Rocca
                                         Title: Authorized Officer
                                                Katonah Capital, LLC,
                                                as Manager


                                    LENDER:

                                    METROPOLITAN LIFE INSURANCE COMPANY
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ James R. Dingler
                                         ------------------------------
                                         Name:  James R. Dingler
                                         Title: Director


                                    LENDER:

                                    David L. Babson & Co., Inc. as Collateral
                                    Manager for :
                                    APEX (IDM) CDO I, Ltd.
                                    ELC (cAYMAN) CDO I, Ltd.
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Glenn Duffy
                                         ------------------------------
                                         Name:  Glenn Duffy
                                         Title: Managing Direcotr


                                    LENDER:

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY
                                    By:  David L. Babson & Company Inc. as
                                    Investment Advisor
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Glenn Duffy
                                         ------------------------------
                                         Name:  Glenn Duffy
                                         Title: Managing Direcotr

                                    LENDER:

                                    MASSMUTUAL HIGH YIELD PARTNERS II LLC
                                    By:  HYP Management, Inc., as Managing
                                    Member
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Glenn Duffy
                                         ------------------------------
                                         Name:  Glenn Duffy
                                         Title: Managing Direcotr


                                    LENDER:

                                    TCW Leveraged Income Trust II, L.P.
                                    By:  TCW Advisors (Bermuda), Ltd.
                                    as General Partner
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Mark L. Gold
                                         ------------------------------
                                         Name:  Mark L. Gold
                                         Title: Managing Direcotr


                                    By:  TCW Investment Management Company,
                                    as Investment Adviser

                                    By:  /s/ Jonathan R. Insull
                                         ------------------------------
                                         Name:  Jonathan R. Insull
                                         Title: Managing Direcotr


                                    LENDER:

                                    Crescent/Mach I Partners, L.P.
                                    By:  TCW Asset Management Company
                                    Its Investment Manager
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Jonathan R. Insull
                                         ------------------------------
                                         Name:  Johnathan R. Insull
                                         Title: Managing Direcotr

                                    LENDER:

                                    THE FOOTHILL GROUP, INC.
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Sean T. Dixon
                                         ------------------------------
                                         Name:  Sean T. Dixon
                                         Title: Vice President


                                    LENDER:

                                    APEX (TRIMARAN) CDO I, LTD.
                                    By Trimaran Advisors, L.L.C.
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ David M. Millison
                                         ------------------------------
                                         Name:  David M. Millison
                                         Title: Managing Director


                                    LENDER:

                                    APEX (TRIMARAN) CDO I, LTD.
                                    By Trimaran Advisors, L.L.C.
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:
                                         ------------------------------
                                         Name:  David M. Millison
                                         Title: Managing Director

                                    LENDER:

                                    CREDIT INDUSTRIEL ET COMMERCIAL
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Brian O'Leary
                                         ------------------------------
                                         Name:  Brian O'Leary
                                         Title: Vice President

                                    By:  /s/ Sean Mounier
                                         ------------------------------
                                         Name:  Sean Mounier
                                         Title: First Vice President

                                    LENDER:

                                    ALLSTATE LIFE INSURANCE COMPANY
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Chris Goergen
                                         ------------------------------
                                         Name:  Chris Goergen
                                         Title: Authorized Signatory

                                    By:  /s/ Jerry D. Zinkula
                                         ------------------------------
                                         Name:  Jerry D. Zinkula
                                         Title: Authorized Signatory

                                    LENDER:

                                    AIMCO CDO Series 2000-A
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Chris Goergen
                                         ------------------------------
                                         Name:  Chris Goergen
                                         Title: Authorized Signatory

                                    By:  /s/ Jerry D. Zinkula
                                         ------------------------------
                                         Name:  Jerry D. Zinkula
                                         Title:  Authorized Signatory


                                    LENDER:

                                    AIMCO CLO SERIES 2001-A
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Chris Goergen
                                         ------------------------------
                                         Name:  Chris Goergen
                                         Title: Authorized Signatory

                                    By:  /s/ Jerry D. Zinkula
                                         ------------------------------
                                         Name:  Jerry D. Zinkula
                                         Title: Authorized Signatory

                                    LENDER:

                                    General Electric Capital Corporation
                                    ------------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Robert M. Kadlick
                                         ------------------------------
                                         Name:  Robert M. Kadlick
                                         Title: Duly Authorized Signatory

                                    LENDER:

                                    KZH Sterling LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent

                                    LENDER:

                                    KZH Soleil - 2 LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent

                                    LENDER:

                                    KZH Soleil LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent

                                    LENDER:

                                    KZH ING-2 LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrabino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent

                                    LENDER:

                                    KZH CypressTree-1 LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent


                                    LENDER:

                                    KZH Crescent LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent


                                    LENDER:

                                    KZH Crescent-2 LLC
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Anthony Iarrobino
                                         ------------------------------
                                         Name:  Anthony Iarrobino
                                         Title: Authorized Agent


                                    LENDER:

                                    OAK HILL SECURITIES FUND, L.P.

                                    By:  Oak Hill Securities GenPar, L.P.
                                         its General Partner

                                    By:  Oak Hill Securities MGP, Inc.,
                                         its General Partner

                                    By:  /s/ Scott D. Krase
                                         ------------------------------
                                         Name:  Scott D. Krase
                                         Title: Vice President

                                    LENDER:

                                    OAK HILL SECURITIES FUDN II, L.P.

                                    By:  Oak Hill Securities GenPar II, L.P.
                                         its General Partner

                                    By:  Oak Hill Securities MGP II, Inc.,
                                         its General Partner

                                    By:  /s/ Scott D. Krase
                                         ------------------------------
                                         Name:  Scott D. Krase
                                         Title: Vice President


                                    LENDER:

                                    THE CIT Group/Commercial Services, Inc.
                                    ---------------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ Mark Cuccinello
                                         ------------------------------
                                         Name:  Mark Cuccinello
                                         Title: Assistant Vice President


                                    LENDER:

                                    Natexis Banques Populaires
                                    -----------------------------------
                                    (Type or Print Name of Institution)


                                    By:  /s/ William J. Burke
                                         ------------------------------
                                         Name:  William J. Burke
                                         Title: Vice President

                                    By:  /s/ Joseph A. Miller
                                         ------------------------------
                                         Name:  Joseph A. Miller
                                         Title: Associate


                                    LENDER:

                                    VAN KAMPEN
                                    PRIME RATE INCOME TRUST
                                    By:  Van Kampen Investment Advisory Corp.


                                    By:  /s/ Darvin D. Pierce
                                         ------------------------------
                                         Name:  Darvin D. Pierce
                                         Title: Executive Director

                                    LENDER:

                                    VAN KAMPEN
                                    SENIOR INCOME TRUST
                                    By:  Van Kampen Investment Advisory Corp.


                                    By:  /s/ Darvin D. Pierce
                                         ------------------------------
                                         Name:  Darvin D. Pierce
                                         Title: Executive Director


                                    LENDER:

                                    General Motors Employees Global Group
                                    Pension Trust
                                    -----------------------------------
                                    (Type or Print Name of Institution)
                                    By:  State Street Bank & Trust Co.,
                                         as Trustee

                                    By:  /s/ Andrew Blood
                                         ------------------------------
                                         Name:  Andrew Blood
                                         Title: Assistant Vice President

                                    By:  Murray Capital Management, Inc.,
                                         as Adviser

                                    By:  /s/ Marti P. Murray
                                         ------------------------------
                                         Name:  Marti P. Murray
                                         Title: President


                                    LENDER:

                                    GALAXY CLO 1999-1, LTD.

                                    By:  /s/ W. Jeffrey Baxter
                                         ------------------------------
                                         Name:  W. Jeffrey Baxter
                                         Title: Authorized Agent

                                    LENDER:

                                    SUN AMERICA LIFE INSURANCE COMPANY

                                    By:  /s/ W. Jeffrey Baxter
                                         ------------------------------
                                         Name:  W. Jeffrey Baxter
                                         Title: Authorized Agent

                                    LENDER:

                                    Centurion CDO II, Ltd.
                                    By:  American Express Asset Management
                                         Group Inc. as Collateral Manager

                                    ---------------------------------------
                                    (Type or Print Name of Institution)

                                    By:  /s/ Steven B. Staver
                                         ------------------------------
                                         Name:  Steven B. Staver
                                         Title: Managing Director


                                    LENDER:

                                    Sequils-Centurion V, Ltd.
                                    By:  American Express Asset Management
                                         Group Inc. as Collateral Manager

                                    ---------------------------------------
                                    (Type or Print Name of Institution)

                                    By:  /s/ Steven B. Staver
                                         ------------------------------
                                         Name:  Steven B. Staver
                                         Title: Managing Director


                                    LENDER:

                                    Centurion CDO VI
                                    By:  American Express Asset Management
                                         Group Inc. as Collateral Manager

                                    ---------------------------------------
                                    (Type or Print Name of Institution)

                                    By:  /s/ Steven B. Staver
                                         ------------------------------
                                         Name:  Steven B. Staver
                                         Title: Managing Director

                                    LENDER:

                                    GRAYSON & CO.
                                    By:  Boston Management and Research
                                         as Investment Advisor

                                    ---------------------------------------
                                    (Type or Print Name of Institution)

                                    By:  /s/ Payson F. Swaffield
                                         ------------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President


                                    LENDER:

                                    SENIOR DEBT PORTFOLIO
                                    By:  Boston Management and Research
                                         as Investment Advisor

                                    ---------------------------------------
                                    (Type or Print Name of Institution)

                                    By:  /s/ Payson F. Swaffield
                                         ------------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President

Acknowledged and Agreed to as of
  November 15, 2002 by:


FOAMEX L.P.

By:  FMXI, Inc., its Managing General Partner

By:  /s/ George L. Karpinski
     -----------------------------
     Name:   George L. Karpinski
     Title:  Vice President


FOAMEX INTERNATIONAL INC.

By:  /s/ George L. Karpinski
     -----------------------------
     Name:   George L. Karpinski
     Title:  Senior Vice President


FMXI, Inc.
FOAMEX CAPITAL CORPORATION
FOAMEX CARPET CUSHION LLC
FOAMEX LATIN AMERICA, INC.
FOAMEX MEXICO, INC.
FOAMEX MEXICO II, INC.
FOAMEX ASIA, INC.

By:  /s/ George L. Karpinski
     -----------------------------
     Name:  George L. Karpinski
     Title: Vice President

                    [Signature Page to Amendment No. 1]

                                                                      Schedule A

                                    ARTICLE X

                               FINANCIAL COVENANTS

     The Borrower covenants and agrees that so long as any Commitments are outstanding and thereafter until all of the Obligations (other than indemnities and Obligations in respect of cash management services not yet due) are paid in full (or, in the case of contingent Obligations (other than indemnities and Obligations in respect of cash management services not yet due), Cash Collateral has been deposited in the Cash Collateral Account in the full amount of such Obligations on terms satisfactory to the Lenders), unless the Requisite Lenders shall otherwise give prior written consent thereto:

     10.1 Minimum Net Worth. The Net Worth of the Borrower and its Subsidiaries on a consolidated basis at all times during any period from the last day of the Fiscal Quarter in each Fiscal Year of the Borrower set forth below to the next to last day of the next succeeding Fiscal Quarter shall not be less than the minimum amount set forth opposite the first such Fiscal Quarter:

             Fiscal Quarter                            Minimum Net Worth
                                                         (in millions)
    Fourth Fiscal Quarter of 2002                         $  (162.0)
    First Fiscal Quarter of 2003                          $  (174.5)
    Second Fiscal Quarter of 2003                         $  (179.0)
    Third Fiscal Quarter of 2003                          $  (177.0)
    Fourth Fiscal Quarter of 2003                         $  (177.5)
    First Fiscal Quarter of 2004                          $  (177.5)
    Second Fiscal Quarter of 2004                         $  (175.0)
    Third Fiscal Quarter of 2004                          $  (173.0)
    Fourth Fiscal Quarter of 2004                         $  (171.0)
    First Fiscal Quarter of 2005                          $  (167.0)
    Second Fiscal Quarter of 2005                         $  (161.0)
    Third Fiscal Quarter of 2005                          $  (154.0)
    Fourth Fiscal Quarter of 2005                         $  (149.0)
    First Fiscal Quarter of 2006                          $  (144.0)
    Second Fiscal Quarter of 2006                         $  (137.0)
    Third Fiscal Quarter of 2006                          $  (129.0)
    Fourth Fiscal Quarter of 2006 and thereafter          $  (123.0)

     10.2 Minimum Interest Coverage Ratio. The Interest Coverage Ratio of the Borrower and its Subsidiaries on a consolidated basis as determined as of the last day of each Fiscal Quarter of the Borrower set forth below for the four-Fiscal Quarter period ending on such date shall not be less than the minimum ratio set forth opposite such Fiscal Quarter:

             Fiscal Quarter                            Minimum Ratio
    Fourth Fiscal Quarter of 2003                         1.30:1.00
    First Fiscal Quarter of 2004                          1.45:1.00
    Second Fiscal Quarter of 2004                         1.60:1.00
    Third Fiscal Quarter of 2004                          1.60:1.00
    Fourth Fiscal Quarter of 2004                         1.60:1.00
    First Fiscal Quarter of 2005                          1.70:1.00
    Second Fiscal Quarter of 2005                         1.75:1.00
    Third Fiscal Quarter of 2005                          1.85:1.00
    Fourth Fiscal Quarter of 2005                         2.00:1.00
    First Fiscal Quarter of 2006                          2.05:1.00
    Second Fiscal Quarter of 2006                         2.05:1.00
    Third Fiscal Quarter of 2006                          2.10:1.00
    Fourth Fiscal Quarter of 2006 and thereafter          2.10:1.00

     10.3 Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries on a consolidated basis as determined as of the last day of each Fiscal Quarter of the Borrower set forth below for the four-Fiscal Quarter period ending on such date shall not be less than the minimum ratio set forth opposite such Fiscal Quarter:

             Fiscal Quarter                            Minimum Ratio
    Fourth Fiscal Quarter of 2003                          1.00:1.00
    First Fiscal Quarter of 2004                           1.15:1.00
    Second Fiscal Quarter of 2004                          1.25:1.00
    Third Fiscal Quarter of 2004                           1.00:1.00
    Fourth Fiscal Quarter of 2004                          0.75:1.00
    First Fiscal Quarter of 2005                           0.70:1.00
    Second Fiscal Quarter of 2005                          0.65:1.00
    Third Fiscal Quarter of 2005                           0.45:1.00
    Fourth Fiscal Quarter of 2005                          0.45:1.00
    First Fiscal Quarter of 2006                           0.45:1.00
    Second Fiscal Quarter of 2006                          0.45:1.00
    Third Fiscal Quarter of 2006                           0.45:1.00
    Fourth Fiscal Quarter of 2006 and thereafter           0.55:1.00

     10.4 Maximum Leverage Ratio. The Total Net Debt (which shall include, for the purposes of this Section 10.4 only, accounts payable of the Borrower and its Domestic Subsidiaries that are greater than 30 days past due) to EBDAIT Ratio of the Borrower and its Subsidiaries on a consolidated basis, as determined as of the last day of each Fiscal Quarter of the Borrower set forth below for the four-Fiscal Quarter period ending on such date shall not exceed the maximum ratio set forth below:

             Fiscal Quarter                            Maximum Ratio
    Fourth Fiscal Quarter of 2003                         7.20:1.00
    First Fiscal Quarter of 2004                          6.25:1.00
    Second Fiscal Quarter of 2004                         6.00:1.00
    Third Fiscal Quarter of 2004                          5.80:1.00
    Fourth Fiscal Quarter of 2004                         5.65:1.00
    First Fiscal Quarter of 2005                          5.60:1.00
    Second Fiscal Quarter of 2005                         5.25:1.00
    Third Fiscal Quarter of 2005                          5.05:1.00
    Fourth Fiscal Quarter of 2005                         4.75:1.00
    First Fiscal Quarter of 2006                          4.70:1.00
    Second Fiscal Quarter of 2006                         4.75:1.00
    Third Fiscal Quarter of 2006                          4.65:1.00
    Fourth Fiscal Quarter of 2006 and thereafter          4.50:1.00

     10.5 Minimum EBDAIT. The EBDAIT of the Borrower and its Subsidiaries on a consolidated basis for each period referred to below shall be not less than the amount set forth below opposite such period:


                Period                                                        Minimum EBDAIT
    The three-Fiscal Month period ending on the last day of the                 $ 8,000,000
    ninth Fiscal Month of 2002

    The three-Fiscal Month period ending on the last day of the                 $ 8,500,000
    twelfth Fiscal Month of 2002

    The four-Fiscal Month period ending on the last day of the                  $11,600,000
    first Fiscal Month of 2003

    The five-Fiscal Month period ending on the last day of the                  $16,700,000
    second Fiscal Month of 2003

    The six-Fiscal Month period ending on the last day of the                   $24,500,000
    third Fiscal Month of 2003

    The seven-Fiscal Month period ending on the last day of the                 $31,800,000
    fourth Fiscal Month of 2003

    The eight-Fiscal Month period ending on the last day of the                 $39,300,000
    fifth Fiscal Month of 2003

    The nine-Fiscal Month period ending on the last day of the                  $48,500,000
    sixth Fiscal Month of 2003


    The ten-Fiscal Month period ending on the last day of the                   $56,500,000
    seventh Fiscal Month of 2003

    The eleven-Fiscal Month period ending on the last day of the                $66,900,000
    eighth Fiscal Month of 2003

    The twelve-Fiscal Month period ending on the last day of the                $80,000,000
    ninth Fiscal Month of 2003

    The twelve-Fiscal Month period ending on the last day of the                $86,000,000
    tenth Fiscal Month of 2003

    The twelve-Fiscal Month period ending on the last day of the                $92,000,000
    eleventh Fiscal Month of 2003

    The twelve-Fiscal Month period ending on the last day of the               $101,000,000
    twelfth Fiscal Month of 2003

     10.6 Maximum Capital Expenditures. The Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis, as determined for (a) the fourth Fiscal Quarter of 2002 shall not be greater than $4,500,000, (b) the two-Fiscal-Quarter period ending on the last day of the first Fiscal Quarter of 2003 shall not be greater than $9,500,000, (c) the three-Fiscal-Quarter period ending on the last day of the second Fiscal Quarter of 2003 shall not be greater than $14,500,000 and (d) the four-Fiscal-Quarter period ending on each of the last day of the third Fiscal Quarter of 2003 and the fourth Fiscal Quarter of 2003 shall not be greater than $19,500,000 and $20,500,000, respectively.

                                                                      Schedule B

                                    EXHIBIT J

                                     FORM OF
                           BORROWING BASE CERTIFICATE


                                   Foamex L.P.

                           Borrowing Base Certificate

                                 As of __/__/__


Citicorp USA, Inc.,
  as Administrative Agent under the
  Credit Agreement referred to below
388 Greenwich Street, 19th Floor
New York, NY 10013


     Pursuant to provisions of the Credit Agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, as further amended and restated as of June 29, 1999 and as further amended and restated as of March 25, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Foamex L.P. (the "Borrower"), FMXI, Inc., the financial institutions party thereto from time to time as lenders (the "Lenders"), the financial institutions party thereto from time to time as issuing banks (the "Issuing Banks"), Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders and the Issuing Banks, and The Bank of Nova Scotia, as funding agent and as syndication agent for the Lenders and the Issuing Banks, the undersigned Responsible Officer of the Borrower hereby certifies that (a) the borrowing base calculation set forth on Exhibit A attached hereto is true, complete and correct as of the close of business on the period end set forth above and (b) no Potential Event of Default or Event of Default has occurred and is continuing on the date hereof. Capitalized terms used herein or in the attached information but not defined herein or therein being used herein or therein as defined in the Credit Agreement.


                                   FOAMEX L.P.

                                   By: FMXI, Inc., its Managing General Partner


                                   By: -----------------------
                                       Name:
                                       Title: